SECOND AMENDMENT TO PURCHASE AND SALE

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Second Amendment”) is made effective as of the 28th day of July, 2010, by and between by and between GRUBB & ELLIS EQUITY ADVISORS, LLC, a Delaware limited liability company (“Buyer”), CLC RE, LLC, a Virginia limited liability company (“CLC Seller”), and ALBEMARLE HEALTH INVESTORS, LLC, a Virginia limited liability company (“Albemarle Seller”, and together with CLC Seller, “Seller”).

WITNESSETH

A. Seller and Purchaser are parties to that certain Purchase and Sale Agreement dated June 28, 2010 relating to seven (7) properties located in the State of Virginia, and the other property described therein (as previously amended, the “Agreement”).

B. Seller and Purchaser desire to amend the Agreement as provided in this Second Amendment.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1. CLOSING DATE. There shall be no modification of the Closing Date as a result of this Second Amendment.

2. BASTIAN/BLAND REPAIRS. Buyer has informed Seller that Buyer has identified repairs required in connection with the Bland Property consisting of repairs to the Improvements constructed on the Bland Property and modifications to the drainage of the Bland Property. Seller shall perform all such repairs at the direction of Buyer, all at the sole cost and expense of Seller, not to exceed $125,000. All such repairs shall be subject to the approval of Buyer, which approval shall not be unreasonably withheld, conditioned or delayed. If such repairs are not completed as of the Closing, then at Closing a sum equal to 125% of the estimated cost of completing the remaining repairs (not to exceed $125,000) shall be placed into escrow with Title Insurer pursuant to a mutually acceptable escrow agreement also executed at Closing. Such escrow agreement shall provide that any portion of the funds placed into escrow not used to complete said repairs shall be paid to Seller upon completion of such repairs.

3. AFFIRMATION OF LEASE GUARANTORS. In addition to the items listed in Section 10 of the Agreement, Seller shall deliver to Title Insurer, together with the other executed documents required by said Section, a reaffirmation of the obligations of each guarantor of the Leases other than the guaranty by General Electric Credit of Tennessee in connection with the Lease for the Willow Creek Property, each in form and substance reasonably satisfactory to Buyer, which affirmation shall state that the obligations of the guarantor are unaffected by an assignment of the applicable Lease to Buyer.

4. MISCELLANEOUS. As amended by this Second Amendment, the parties hereto agree that the Agreement remains in full force and effect. This Second Amendment may be executed in multiple counterparts, each counterpart being executed by less than all of the parties hereto, and shall be equally effective as if a single original had been signed by all parties; but all such counterparts shall be deemed to constitute a single agreement, and this Second Amendment shall not be or become effective unless and until each of the signatory parties below has signed at least one such counterpart and caused the counterpart so executed to be delivered to the other party.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first set forth above.

“BUYER”:

GRUBB & ELLIS EQUITY ADVISORS, LLC

By: /s/ Andrea R. Biller
Andrea R. Biller
Executive Vice President

July 29, 2010

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first set forth above.

“SELLER”:

ALBEMARLE SELLER:

ALBEMARLE HEALTH INVESTORS, LLC

a Virginia limited liability company

By: /s/ James R. Pietrzak
James R. Pietrzak
Vice Chairman Manager

CLC SELLER:

CLC RE, LLC

By: CLC HEALTH INVESTORS, LLC
Its Sole Member

By: /s/ James R. Pietrzak
James R. Pietrzak
Vice Chairman Manager

“GUARANTOR”:

/s/ James R. Smith
James R. Smith
/s/ James R. Pietrzak
James R. Pietrzak